Exhibit 99.1

Letter of resignation - William Tay

August 5, 2010

Empire Asia Resources Corp.

Dear Sirs:

I hereby resign as a Director and as President, Secretary and Treasurer of Empire Asia Resources Corp., a Delaware corporation (the "Company"), to be effective August 6, 2010.

My resignation does not in any way imply or infer any dispute or disagreement relating to the Company's operations, policies or practices.

I wish the Company much success in its future endeavors.

Sincerely,

/s/ William Tay

____________________________

William Tay